EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91671) of National Instruments Corporation of our report dated January 21, 2004 relating to the consolidated financial statements and the financial statement schedule, which appears in this Form 10-K.


                                           /S/ PRICEWATERHOUSECOOPERS LLP
                                           --------------------------------
                                           PricewaterhouseCoopers LLP

Austin, Texas
January 26, 2004